Shareholders' Equity	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
Shareholders' Equity

Note 11—Shareholders’ Equity

In 2016, we cancelled 0.7 million treasury shares repurchased under a share repurchase program. We accounted for this non-cash transaction by netting the treasury shares at total cost of $30.0 million against the statutory share capital of the cancelled shares and additional paid-in capital.

In accordance with the Plan, effective November 19, 2018, by shareholder approval at an Extraordinary General Meeting, the Company effectuated, among other things, a 1-for-10,000 reverse stock split of its existing common shares (the “Reverse Stock Split”). On the effective date of the Reverse Stock Split, the Company’s shareholders received one new common share for every 10,000 common shares they owned. No fractional shares were issued in connection with the Reverse Stock Split; instead, holders of fractional shares were paid in cash, which amount was not material in the aggregate.

In addition, at an Extraordinary General Meeting, the Company’s shareholders approved the increase in the Company’s share capital to $825,000, or 82.5 million shares, of which approximately 75.0 million shares were issued and are outstanding in connection with emergence and the remaining approximately 7.5 million authorized shares were issued to Pacific Drilling Administrators Limited and reserved for issuance pursuant to the 2018 Stock Plan.

As of December 31, 2018, the Company’s share capital consisted of 82.5 million common shares authorized, $0.01 par value per share, of which 75.0 million common shares were issued and outstanding.